                                                                 EXHIBIT 10.5

                             ASPEC TECHNOLOGY, INC.

                               FIRST AMENDMENT TO
                             REGISTRATION AGREEMENT


     This First Amendment (the "AMENDMENT") to Registration Agreement is made as of October 3, 1996 by and among Aspec Technology, Inc., a California corporation (the "COMPANY"), the Investors (as defined below), the Founders (as defined below) and the purchasers listed on Exhibit A attached hereto (the "NEW INVESTORS").

                                    RECITALS

     A. The Company, certain holders of the Company's Common Stock and Series A Preferred Stock (the "INVESTORS") and Conrad J. Dell'Oca, Jai P. Shin, Patrick
Y. Yin and Yen C. Chang (collectively, the "FOUNDERS") are parties to that certain Registration Agreement dated as of May 28, 1996 (the "REGISTRATION AGREEMENT").

     B. The Company proposes to sell an aggregate of 254,130 shares of its Common Stock (the "COMMON SHARES") to the New Investors pursuant to that certain Common Stock Purchase Agreement dated as of the date hereof (the "STOCK PURCHASE AGREEMENT").

     C. The Founders propose to sell an aggregate of 1,016,870 shares of the Company's Common Stock (the "FOUNDERS SHARES") to the New Investors pursuant to that certain Agreement for Purchase and Sale of Common Stock dated the date hereof.

     D. The Company, the Founders and the Investors desire that the Company sell the Common Shares to the New Investors and that the Registration Agreement be amended as set forth herein.

     E. Pursuant to Section 1(g) of the Registration Agreement, the Company may not grant further demand registration rights without the written consent of at least 55% of the Investor Registrable Securities (as defined therein), subject to certain limited exceptions.

     F. Pursuant to Section 9(c) thereof, the Registration Agreement may be amended upon the written consent of (i) the Company, (ii) the holders of at least 55% of the Investor Registrable Securities (as defined therein) and (iii) the holders of a majority of the Founder Registrable Securities (as defined therein).

     G. The Company, the Founders and Investors holding not less than the minimum number of shares required to amend the Registration Agreement have consented in writing to this Amendment.

                                    AGREEMENT

     1. Amendment of Registration Agreement. The Registration Agreement is hereby amended as follows:

          (a) For all purposes of the Registration Agreement (as amended by this Amendment), the term "Investor Registrable Securities" shall include the Common Shares.

          (b) As to the Common Shares, the term "Investors" shall include the New Investors.

          (c) For all purposes of the Registration Agreement (as amended by this Amendment), the term "Founder Registrable Securities" shall include the Founders Shares.

     2. Governing Law. This Amendment and the legal relations among the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Amendment or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations among the parties arising under this Amendment.

     3. Entire Agreement. The Registration Agreement, as amended hereby, constitutes the full and entire understanding and agreement among the parties regarding the subject matter herein. Except as otherwise expressly provided in the Registration Agreement, as amended hereby, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4. Full Force and Effect. Except as amended hereby, the Registration Agreement shall remain in full force and effect.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Registration Agreement as of the date set forth above.


COMPANY:                       ASPEC TECHNOLOGY, INC.


                               By:  /s/  CONRAD J. DELL'OCA
                                  -----------------------------------
                                  Conrad J. Dell'Oca,
                                  Chief Executive Officer


INVESTORS:                     SUMMIT VENTURES IV, L.P.


                               By Summit Partners IV, L.P.
                               Its General Partner

                               By Stamps, Woodsum & Co. IV
                               Its General Partner

                               By:  /s/  WALTER G. KORTSCHAK
                                  -----------------------------------

                               Its:  General Partner
                                  -----------------------------------


                               SUMMIT INVESTORS III, L.P.

                               By:  /s/  WALTER G. KORTSCHAK
                                  -----------------------------------
                               Its Authorized Signatory


                               WS INVESTMENT COMPANY 96-A

                               By:  /s/  JEFFREY SAPER
                                  -----------------------------------

                               Its:
                                  -----------------------------------

                                    /s/  JEFFREY SAPER
                                  -----------------------------------
                                  Jeffrey D. Saper

                               K&E PARTNERS II


                               By:  /s/  JACK S. LEVIN
                                  -----------------------------------

                               Its:  Managing Partner
                                  -----------------------------------


                               WK TECHNOLOGY FUND

                               By:  /s/  Y. S. FU
                                  -----------------------------------

                               Its:  Partner
                                  -----------------------------------

                               WK TECHNOLOGY FUND II

                               By:  /s/  Y. S. FU
                                  -----------------------------------

                               Its:  Partner
                                  -----------------------------------

                               WK TECHNOLOGY FUND III

                               By:  /s/  Y. S. FU
                                  -----------------------------------

                               Its:  Partner
                                  -----------------------------------

                               WK TECHNOLOGY FUND IV

                               By:  /s/  Y.S. FU
                                  -----------------------------------

                               Its:  Partner
                                  -----------------------------------

                               /s/  CONRAD J. DELL'OCA
FOUNDERS:                      --------------------------------------
                               Conrad J. Dell'Oca

                               /s/  JAI P. SHIN
                               --------------------------------------
                               Jai P. Shin

                               /s/ PATRICK Y. YIN
                               --------------------------------------
                               Patrick Y. Yin

                               /s/ YEN C. CHANG
                               --------------------------------------
                               Yen C. Chang


NEW INVESTORS:                 WINBOND INTERNATIONAL CORP.

                               By: /s/ DIP YUEN YANG
                                  -----------------------------------

                               Its: President
                                  -----------------------------------


                               CONCORD V.C.

                               By: /s/ [ILLEGIBLE]
                                  -----------------------------------

                               Its: Chairman
                                  -----------------------------------


                               CONCORD II V.C.

                               By: /s/ [ILLEGIBLE]
                                  -----------------------------------

                               Its: Chairman
                                  -----------------------------------

                               /s/ WANG HSIU-FONG
                               --------------------------------------
                               Wang Hsiu-Fong


                               HANTECH V.C. CORP.

                               By: /s/ [ILLEGIBLE]
                                  -----------------------------------

                               Its: President
                                  -----------------------------------

                               HWA CHUAN CO., LTD.

                               By: /s/ [ILLEGIBLE]
                                  -----------------------------------

                               Its: Chairman
                                  -----------------------------------

                               GOLDEN TECHNOLOGY C.V.
                               INVESTMENT CORP.

                               By: /s/ LO-HOU CHEW
                                  -----------------------------------

                               Its:  President
                                  -----------------------------------

                               LO-HOU CHEW
                               --------------------------------------
                               Lo-hou Chew

                               /s/ CHYONG WEN CHANG
                               --------------------------------------
                               Chyong Wen Chang


                               CDC VENTURE INVESTMENT (H.K.)
                               CORPORATION LIMITED

                               By:
                                  -----------------------------------

                               Its:
                                  -----------------------------------

                               /s/ SHAO-FU CHEN
                               --------------------------------------
                               Shao-Fu Chen


                               CHINATRUST V.C. CO., LTD.

                               By: /s/ PANE P. VANG
                                  -----------------------------------

                               Its: President
                                  -----------------------------------

                               PACIFIC V.C. CO., LTD.

                               By: /s/ PANE P. VANG
                                  -----------------------------------

                               Its: President
                                  -----------------------------------

                                   /s/ CHU YIN YEH, CHEN
                               --------------------------------------
                                       Chu Yin Yeh, Chen


                                   /s/ CHIU-HGIANG LIN
                               --------------------------------------
                                       Chiu-Hgiang Lin


                                   /s/ LIN CHANG, CHIN CHAN
                               --------------------------------------
                                       Lin Chang, Chin Chan


                               WIN WIN VENTURE CAPITAL
                               CORPORATION

                               By:  /s/ Cheng Ming Lee
                                  -----------------------------------

                               Its:  President
                                  -----------------------------------

                               /s/  AI-LIN CHEN TSAI
                               --------------------------------------
                               Ai-Lin Chen Tsai

                                    EXHIBIT A

                    FIRST AMENDMENT TO REGISTRATION AGREEMENT


             SCHEDULE OF NEW INVESTORS

Winbond International Corp.
Concord V.C.
Concord II V.C.
Wang Hsiu-Fong
HanTech V.C. Corp.
Hwa Chuan Co., Ltd.
Golden Technology C.V.
  Investment Corp.
Lo-hou Chew
Chyong Ven Chang
CDC Venture Investment (H.K.)
  Corporation Limited
Shao-Fu Chen
Chinatrust V.C. Co., Ltd.
Pacific V.C. Co., Ltd.
Taiwan United V.C. Corp.
Win Win V.C. Corp.
Ai-Lin Chen Tsai

                             ASPEC TECHNOLOGY, INC.
                             REGISTRATION AGREEMENT

          THIS AGREEMENT is made as of May 28, 1996, by and among Aspec Technology, Inc., a California corporation (the "Company"), the parties listed as Investors on the Schedule of Investors attached hereto (collectively, the "Investors") and the parties listed as Founders on the Schedule of Founders attached hereto (collectively, the "Founders").

          The Company and the Investors are parties to a Purchase Agreement of even date herewith (the "Purchase Agreement"). In order to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          The parties hereto hereby agree as follows:

          1.   Demand Registrations.

          (a) Requests for Registration. At any time after the Company has completed a public offering of its Common Stock under the Securities Act (the "IPO"), the holders of at least 55% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 25% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if the Company is eligible to use any such short-form. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Investor Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Investor Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Long-Form Registrations. The holders of Investor Registrable Securities shall be entitled to request (i) two Long-Form Registrations in which the Company shall pay all Registration Expenses (the "Company-paid Long-Form Registrations") and (ii) two Long-Form Registrations in which the holders of Investor Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof; provided that the aggregate offering value of the Investor Registrable Securities requested to be registered in any Long-Form Registration must equal at least $2,500,000. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, unless such registration was withdrawn prior to the effectiveness thereof at the written request of the holders of Investor Registrable Securities initially requesting such registration, in which case such withdrawn registration shall count as one of the permitted Company-paid Long-Form Registrations hereunder unless the holders of Investor Registrable Securities initially requesting such registration and the other holders electing to participate therein pay all of the reasonable Registration Expenses in connection with such withdrawn registration.

          (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of Investor Registrable Securities shall be entitled to request (i) three Short-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Short-Form Registrations") and (ii) an unlimited number of Short-Form Registrations in which the holders of Investor Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof; provided that the aggregate offering value of the Investor Registrable Securities requested to be registered in any Short-Form Registration must equal at least $500,000. A registration shall not count as one of the permitted Company-paid Short-Form Registrations until it has become effective, unless such registration was withdrawn prior to the effectiveness thereof at the written request of the holders of Investor Registrable Securities initially requesting such registration, in which case such withdrawn registration shall count as one of the permitted Company-paid Short-Form Registrations hereunder unless the holders of Investor Registrable Securities initially requesting such registration and the other holders electing to participate therein pay all of the reasonable Registration Expenses in connection with such withdrawn registration. Demand Registrations shall be Short-Form Registrations whenever the Company is eligible to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

          (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Investor Registrable Securities without the prior written consent of the holders of at least 55% of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Investor Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Investor Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of at least 55% of the Investor Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Investor Registrable Securities the number of Investor Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Investor Registrable Securities owned by each such holder. Unless otherwise approved by the Company's board of directors, any Persons other than holders of Investor Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

          (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of the Company's IPO or within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Investor Registrable Securities were given piggyback rights pursuant to paragraph 2. The Company may postpone for up to 90 days (up to 60 days in the case of clause (ii) below) the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have (i) a material adverse effect on (or require premature disclosure of) any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or (ii) a material adverse effect on the Company's business or stock price; provided that in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (f) Selection of Underwriters. The Company's board of directors shall select the investment banker(s) and manager(s) to administer any Demand Registration.

          (g) Other Registration Rights. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 55% of the Investor Registrable Securities; provided that the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Investor Registrable Securities with respect to such Piggyback Registrations.

          2.   Piggyback Registrations.

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or in connection with the Company's IPO) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, the holders of Founder Registrable Securities shall be entitled to participate in the Company's IPO in accordance with the priorities established in clauses (i) and (iii) of paragraph 2(c) below so long as the estimated net proceeds to the Company from the sale of shares in the offering as set forth in the registration statement for such offering or otherwise communicated in writing to the Securities and Exchange Commission prior to or at the time the registration statement is declared effective (including any shares to be sold by the Company pursuant to a registration statement filed under Rule 462) will enable the Company to redeem all of the Company's Series A Redeemable Preferred Stock pursuant to paragraph 4C of Article III of the Company's Articles of Incorporation and so long as the underwriter(s) managing such offering consent to such participation.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration (other than with respect to the Company's IPO) is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by each such holder, (iii) third, the Founder Registrable Securities requested to be included in such registration, pro rata among the holders of such Founder Registrable Securities on the basis of the number of shares owned by each such holder, and
(iv) fourth, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Founder Registrable Securities requested to be included in such registration, pro rata among the holders of such Founder Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (e) Other Registrations. If the Company has previously filed a registration statement with respect to Investor Registrable Securities pursuant to paragraph 1 or Registrable Securities pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144 promulgated under the Securities Act) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's IPO or during the seven days prior to and the 90-day period beginning on the effective date of the Company's second registered public offering of Common Stock, whether such public offering is pursuant to a Demand Registration or otherwise (except as part of any such registration), unless the underwriters managing the registered public offering otherwise agree in writing.
(b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's IPO or during the seven days prior to and the 90-day period beginning on the effective date of (A) the second registered public offering of the Company's Common Stock and (B) any underwritten Demand Registration (except as part of such registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree in writing, and (ii) shall use its best efforts to cause each holder of at least 2% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 promulgated under the Securities Act) of any such securities during such period (except as part of such registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the terms of this Agreement and the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to the counsel selected by the holders of at least 55% of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed (excluding exhibits);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registra tion statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) as the holders of at least 55% of the Investor Registrable Securities being sold and the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all information reasonably requested by any such seller, underwriter, attorney, accountant or agent, so as to permit such Persons to comply with their respective due diligence obligations under the Securities Act;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

          5.   Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system. Notwithstanding the foregoing, the holders of Registrable Securities (and not the Company) shall pay all underwriting discounts and commissions with respect to the Registrable Securities.

          (b) In connection with each Company-paid Long-Form Registration, each Company-paid Short-Form Registration and each Piggyback Registration, the Company shall reimburse the holders of Investor Registrable Securities included in such registration for the reason able fees and disbursements of one counsel chosen by the holders of at least 55% of the Investor Registrable Securities initially requesting such registration; provided that such fees and disbursements shall not exceed $25,000 with respect to each Company-paid Long-Form Registration or $15,000 with respect to each Company-paid Short-Form Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company and unless otherwise approved by the Company's board of directors, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included or otherwise incurred by such holder, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, except with respect to any information supplied by any underwriter for use in such registration statement, prospectus or other offering document and except that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of the underwriter from whom the Person asserting any such losses, claims, damages, liabilities or expenses purchased shares concerned (or to the benefit of any person controlling such underwriter) to the extent that any such loss, claim, damage, liability or expense of the underwriter or controlling person results from an untrue statement or omission in the preliminary prospectus which was corrected in the prospectus if a copy of the prospectus was not sent or given to such Person as required by the Securities Act.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder, except to the extent such failure has prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The indemnifying parties also agree to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided hereunder is called for under the terms hereof but is unavailable for any reason.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company with respect thereto, except as otherwise provided in paragraph 6 hereof.

          8.   Definitions.

          (a) "Founder Registrable Securities" means (i) the Common Stock owned of record by the Founders on the date hereof, (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and
(iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Founder Registrable Securities, such securities shall cease to be Founder Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. In addition, as to any particular Founder Registrable Securities held by any Person, such securities shall cease to be Founder Registrable Securities when the aggregate number of Founder Registrable Securities held by such Person does not exceed one percent of the number of shares of Common Stock then outstanding as shown by the most recent report or statement published by the Company and such Person has held such securities at least two years.

          (b) "Investor Registrable Securities" means (i) the Common Stock issued pursuant to the Purchase Agreement, (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and
(iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above. As to any particular Investor Registrable Securities, such securities shall cease to be Investor Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. In addition, as to any particular Investor Registrable Securities held by any Person, such securities shall cease to be Investor Registrable Securities when the aggregate number of Investor Registrable Securities held by such Person does not exceed one percent of the number of shares of Common Stock then outstanding as shown by the most recent report or statement published by the Company and such Person has held such securities at least two years.

          (c) "Registrable Securities" means, collectively, the Investor Registrable Securities and the Founder Registrable Securities.

          (d) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

          9.   Miscellaneous.

          (a) No Inconsistent Agreements. Except in compliance with Section 9(c) hereof, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of each of the Company and holders of at least 55% of the Investor Registrable Securities and the holders of a majority of the Founder Registrable Securities.

          (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities.

          (e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors attached hereto, to each Founder at the address indicated on the Schedule of Founders attached hereto, and to the Company at the address indicated below:

                                    Aspec Technology, Inc.
                                    830 East Arques Avenue
                                    Sunnyvale, California  94086
                                    Telephone: (408) 774-2199
                                    Telecopy:  (408) 522-9450
                                    Attention:  President

                                    with a copy to:

                                    Jeffrey D. Saper, Esq.
                                    Wilson Sonsini Goodrich & Rosati, P.C.
                                    650 Page Mill Road
                                    Palo Alto, CA  94304
                                    Telephone:  (415) 493-9300
                                    Telecopy:  (415) 493-6811

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party given in accordance with this paragraph.


                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  ASPEC TECHNOLOGY, INC.

                                  By /s/ CONRAD J. DELL 'OCA
                                    -----------------------------------

                                  Its President & C.E.O.
                                     -----------------------------------

                                  SUMMIT VENTURES IV, L.P.

                                  By Summit Partners IV, L.P.
                                  Its General Partner

                                  By Stamps, Woodsum & Co. IV
                                  Its General Partner

                                  By /s/ WALTER G. KORTSCHAK
                                    -----------------------------------

                                  Its General Partner
                                     -----------------------------------

                                  SUMMIT INVESTORS III, L.P.

                                  By  /s/ WALTER G. KORTSCHAK
                                    ------------------------------------
                                  Its Authorized Signatory


                                  WS INVESTMENT COMPANY 96-A

                                  By /s/ JEFFREY SAPER
                                    -----------------------------------

                                  Its
                                     -----------------------------------

                                  /s/ JEFFREY D. SAPER
                                  --------------------------------
                                  Jeffrey D. Saper


                                  K&E PARTNERS II

                                  By /s/ JACK S. LEVIN
                                    -----------------------------------

                                  Its Managing Partner
                                     -----------------------------------

[SIGNATURE PAGE CONTINUED]       /s/ CONRAD J. DELL'OCA
                                 --------------------------------
                                 Conrad J. Dell'Oca

                                 /s/ JAI P. SHIN
                                 --------------------------------
                                 Jai P. Shin

                                 /s/ PATRICK Y. YIN
                                 --------------------------------
                                 Patrick Y. Yin

                                 /s/ YEN C. CHANG
                                 --------------------------------
                                 Yen C. Chang


                                 WK TECHNOLOGY FUND

                                 By  /s/ Y.S. FU
                                   -----------------------------------

                                 Its  Partner
                                 -----------------------------------

                                 WK TECHNOLOGY FUND II

                                 By  /s/ Y.S. FU
                                    -----------------------------------

                                 Its  Partner
                                     -----------------------------------

                                 WK TECHNOLOGY FUND III

                                 By  /s/ Y.S. FU
                                    -----------------------------------

                                 Its  Partner
                                     -----------------------------------

                                 WK TECHNOLOGY FUND IV

                                 By  /s/ Y.S. FU
                                    -----------------------------------

                                 Its  Partner
                                     -----------------------------------

                              SCHEDULE OF INVESTORS


Summit Ventures IV, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, CA  94301
Attn.: Walter G. Kortschak
Summit Investors III, L.P.
499 Hamilton Avenue
Suite 200
Palo Alto, CA  94301
Attn.:  Walter G. Kortschak
WK Technology Fund
10th Floor, 115, Sec. 3
Ming Sheng E. Road
Taipei, Taiwan R.O.C.
Attn:  Ys Fu
WK Technology Fund II
10th Floor, 115, Sec. 3
Ming Sheng E. Road
Taipei, Taiwan R.O.C.
Attn:  Ys Fu

WK Technology Fund III
10th Floor, 115, Sec. 3
Ming Sheng E. Road
Taipei, Taiwan R.O.C.
Attn:  Ys Fu

WK Technology Fund IV
10th Floor, 115, Sec. 3
Ming Sheng E. Road
Taipei, Taiwan R.O.C.
Attn:  Ys Fu

WS Investments 96-A
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA  94304
Attn:  Jeffrey D. Saper

Jeffrey D. Saper
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road

Palo Alto, CA  94304

K&E Partners II
200 East Randolph Drive
Suite 5700
Chicago, IL  60601
Attn.:  Jack S. Levin

                              SCHEDULE OF FOUNDERS


Conrad J. Dell'Oca
Aspec Technology, Inc.
830 East Arques Avenue
Sunnyvale, CA 94086

Jai P. Shin
Aspec Technology, Inc.
830 East Arques Avenue
Sunnyvale, CA 94086

Patrick Y. Yin
Aspec Technology, Inc.
830 East Arques Avenue
Sunnyvale, CA 94086

Yen C. Chang
Aspec Technology, Inc.
830 East Arques Avenue
Sunnyvale, CA 94086